                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/ X /    Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

         Alliance World Dollar Government Fund II, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

[LOGO OF ALLIANCE CAPITAL]

     ACM GOVERNMENT INCOME FUND, INC.
     ACM GOVERNMENT OPPORTUNITY FUND, INC.
     ACM MANAGED INCOME FUND, INC.
     ACM MUNICIPAL SECURITIES INCOME FUND, INC.
     ACM MANAGED DOLLAR INCOME FUND, INC.
     ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
     ALLIANCE WORLD DOLLAR GOVERNMENT   FUND II, INC.
     ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

-------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105 Toll Free (800) 221-5672
-------------------------------------------------------------------------------

                NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 March 8, 2001

  To the Stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"):

  Notice is hereby given that a Joint Annual Meeting of Stockholders (the "Meeting") of ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II and AMA (individually, a "Fund" and collectively, the "Funds") will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 8, 2001 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated February 9, 2001:

  1. To elect three Directors of each Fund, each such Director to hold office for a term of three years and until his successor is duly elected and qualifies and, with respect to the holders of Preferred Stock of ACM V and ACM VII, to elect a Director to hold office for a term of one year and until his successor is duly elected and qualifies;

  2. To ratify the selection of Ernst & Young LLP as independent accountants for ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF and AWDGF II and PricewaterhouseCoopers LLP as independent accountants of AMA, for each Fund's respective fiscal year ending in 2001; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors of each Fund has fixed the close of business on December 29, 2000 as the record date for the determination of stockholders of the Funds entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

                                   By Order of the Boards of Directors,

                                   Edmund P. Bergan, Jr.
                                   Secretary


New York, New York
February 9, 2001
-------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

  Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save the Funds any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.

-------------------------------------------------------------------------------
(R)This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                       ACM GOVERNMENT INCOME FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.
                         ACM MANAGED INCOME FUND, INC.
                  ACM MUNICIPAL SECURITIES INCOME FUND, INC.
                     ACM MANAGED DOLLAR INCOME FUND, INC.
                  ALLIANCE WORLD DOLLAR GOVERNMENT FUND, INC.
                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.
                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                            -----------------------

                     JOINT ANNUAL MEETING OF STOCKHOLDERS
                                 March 8, 2001

                            -----------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the respective Boards of Directors of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Opportunity Fund, Inc. ("ACM IV"), ACM Managed Income Fund, Inc. ("ACM V"), ACM Municipal Securities Income Fund, Inc. ("ACM VII"), ACM Managed Dollar Income Fund, Inc. ("ACM VIII"), Alliance World Dollar Government Fund, Inc. ("AWDGF"), Alliance World Dollar Government Fund II, Inc. ("AWDGF II") and Alliance All-Market Advantage Fund, Inc. ("AMA"), each of which is a Maryland corporation (individually, a "Fund" and collectively, the "Funds"), to be voted at a Joint Annual Meeting of Stockholders of the Funds (the "Meeting"), to be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on March 8, 2001 at 11:00 a.m. The solicitation will be by mail and the cost for each Fund will be borne by that Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about February 9, 2001.

  The Board of Directors of each Fund has fixed the close of business on December 29, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. The outstanding voting shares of the Funds as of December 29, 2000 consisted, respectively, of 164,597,684 shares of common stock of ACM I, 12,425,781 shares of common stock of

ACM IV, 23,829,118 shares of common stock and 950 shares of Remarketed Preferred Stock, Series A (the "ACM V Preferred Stock") of ACM V, 10,870,722 shares of common stock and 3,600 shares of each of Municipal Income Preferred Shares, Series A, Series B and Series C (the "ACM VII Preferred Stock") of ACM VII, 22,196,375 shares of common stock of ACM VIII, 8,589,167 shares of common stock of AWDGF, 77,850,368 shares of common stock of AWDGF II and 3,572,754 shares of common stock of AMA, each share being entitled to one vote.

  At the Meeting, the holders of ACM V Preferred Stock and the holders of each class of ACM VII Preferred Stock will have equal voting rights with the holders of ACM V and ACM VII common stock, respectively (i.e., one vote per share), and, except as discussed below, will vote together with the holders of ACM V and ACM VII common stock, respectively, as a single class on all proposals to be brought before the Meeting applicable to their respective Funds. In addition, the holders of ACM V Preferred Stock and ACM VII Preferred Stock, voting separately as a class, have the right to elect two Directors representing the holders of the Preferred Stock of their respective Fund. The holders of ACM V's common stock and the holders of ACM VII's common stock do not have the right to vote with respect to the election of those two Directors. Ms. Ruth Block has previously been elected by the holders of the ACM V Preferred Stock and the holders of the ACM VII Preferred Stock. She is not standing for re-election at the Meeting, as her term does not expire until 2003. Mr. Robert C. White, who had previously been elected by the holders of ACM V and ACM VII Preferred Stock, has retired from the Boards of Directors of these Funds. Dr. James M. Hester, who is currently a Class Two Director of each Fund, has been appointed to replace Mr. White as the second Director to represent the holders of ACM V and ACM VII Preferred Stock. At the Meeting, Dr. Hester will stand for election to a one-year term by the holders of the ACM V Preferred Stock and the holders of the ACM VII Preferred Stock.

  All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked,
(i) proxies from the holders of the Preferred Stock of ACM V and the holders of the Preferred Stock of ACM VII will be voted for the election of four Directors, (ii) all other proxies will be voted for the election of three Directors, (iii) with respect to AMA, proxies will be voted for the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending September 30, 2001, and
(iv) with respect to the other Funds, proxies will be voted for the ratification of the selection of Ernst & Young LLP as those Funds' independent accountants for each of their respective fiscal years ending in 2001. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Funds at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). The shares represented by such a proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of the stockholder votes. If any proposal, other than Proposals One and Two, properly comes before the Meeting, shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

  The Meeting is scheduled as a joint meeting of the respective stockholders of the Funds because the stockholders of all the Funds are to consider and vote on similar matters. Stockholders of each Fund will vote separately on each proposal set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on a proposal by the stockholders of one Fund will not affect the implementation of the proposal by any other Fund if such proposal is approved by the stockholders of the other Fund.

  A quorum for each Fund for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting for a Fund or, even if a quorum is so present, in the event that sufficient votes in favor of the positions recommended by the Board of Directors on any proposal described in the Proxy Statement with respect to a Fund are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to that Fund, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all of the proposals in the Proxy Statement, and a stockholder vote may be taken on any one of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment as to that proposal.

  Each Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Funds in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a total fee of $37,000 for its services, to be paid by each Fund as follows: ACM I-- $7,500, ACM IV--$3,500, ACM V--$4,000, ACM VII-- $3,500, ACM VIII--$4,000,
AWDGF--$3,500, AWDGF II--$7,500, and AMA--$3,500, plus reimbursement of out-of-pocket expenses.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors of each Fund will be elected to serve for terms of three years, and, in each case, until his successor is elected and qualifies. In addition, the holders of the ACM V Preferred Stock and the holders of the ACM VII Preferred Stock, voting separately as a class, will elect one Director to serve for a term of one year and until his successor is elected and qualifies. The affirmative vote of a plurality of the votes cast by the stockholders of a Fund is required to elect a Director. With respect to the election of a Director by the holders of the Preferred Stock of ACM V and ACM VII, a quorum consists of the presence in person or by proxy of a majority of the shares of the Preferred Stock. If a quorum for this proposal is present, the affirmative vote of a plurality of the votes cast by the holders of the Preferred Stock is required to elect the Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of three individuals in Class One and one individual in Class Two, as described below.

  Pursuant to the Funds' respective Charters and By-Laws, the Board of Directors of each Fund has been divided into three classes. With respect to all of the Funds, the terms of the members in Class One will expire as of the Meeting, the terms of the members in Class Two will expire as of the annual meeting of stockholders to be held in 2002 and the terms of the members in Class Three will expire as of the annual meeting of stockholders to be held in 2003. Upon expiration of the terms of the members of a class as set forth above, the terms of their successors in that class will continue until the third annual meeting of stockholders following their election and until their successors are duly elected and qualify. With respect to ACM I, ACM IV, ACM V and ACM VII, John H. Dobkin, Clifford L. Michel and Donald J. Robinson are currently the members constituting Class One; David H. Dievler, William H. Foulk, Jr. and Dr. James M. Hester are currently the members constituting Class Two; and John D. Carifa and Ruth Block are currently the members constituting Class Three. With respect to ACM VIII, AWDGF, AWDGF II and AMA, David H. Dievler, Clifford L. Michel and Donald J. Robinson are currently the members constituting Class One; John H. Dobkin, William H. Foulk, Jr. and Dr. James M. Hester are currently the members constituting Class Two; and John D. Carifa and Ruth Block are currently the members constituting Class Three.

  Under this classified Board structure, only those Directors of each Fund in a single class may be replaced in any one year. It would require two years to change a majority of the Board of Directors of a Fund, although Maryland law provides that stockholders may remove Directors under certain circumstances even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Funds' annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for each Fund's stockholders to change the majority of Directors of that Fund and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, three Directors in Class One of ACM I, ACM IV, ACM V and ACM VII, Messrs. John H. Dobkin, Clifford L. Michel and Donald J. Robinson, and three Directors in Class One of ACM VIII, AWDGF, AWDGF II and AMA, Messrs. David H. Dievler, Clifford L. Michel and Donald J. Robinson, are standing for re-election.

  In addition, at the Meeting the holders of the ACM V Preferred Stock and the holders of the ACM VII Preferred Stock will each be electing a Class Two Director, Dr. James M. Hester. Dr. Hester, who is currently a Class Two Director of these Funds, has been appointed to succeed Mr. Robert C. White, who has retired from the Boards, to represent the interests of the holders of the Preferred Stock. The holders of the common stock of these Funds will not participate in the election of Dr. Hester. If elected at the Meeting, Dr. Hester will hold office until the annual meeting of stockholders to be held in 2002 and will continue to serve thereafter subject to re-election by the holders of the Preferred Stock.

  If Dr. Hester is not elected at the Meeting, the Board of Directors of the Fund affected will thereafter consider and take appropriate action to install a second Director to be elected only by the holders of the Preferred Stock. Under those circumstances, it is expected that Dr. Hester would serve as a Class Two Director until the annual meetings of stockholders to be held in 2002 and would continue to serve thereafter subject to re-election by the holders of the common stock and the holders of the Preferred Stock voting together as a single class.

  Each nominee has consented to serve as a Director. The Boards of Directors know of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Boards of Directors may recommend.

  Certain information concerning each Fund's Directors, including the nominees for election as Directors, is set forth below. With respect to each Fund, the Class One Directors are standing for re-election and, with respect to ACM V and ACM VII, Dr. Hester is standing for election solely by the holders of the Preferred Stock.

                                                                  Number of
                                                                    shares
                                                                of the Funds'
                                                                 common stock
                                                                 beneficially
 Name, positions and offices                                        owned
     with the Funds, age,                                        directly or
    principal occupations                                         indirectly
       during the past           Year first     Year term as        as of
        five years and             became       Director will    December 29,
     other directorships         a Director        expire            2000
 ---------------------------   -------------- ----------------- --------------
John D. Carifa,* Chairman of
 the Board, 55................ ACM I--1987          2003        2,000 ACM I
 President, Chief Operating    ACM IV and V--   (Class Three)   1,000 AWDGF II
 Officer and a Director of     1988 AWDGF--                     1,673 AMA
 Alliance Capital Management   1992 ACM VIII
 Corporation, the general      and AWDGF II--
 partner of the Adviser        1993 ACM VII
 ("ACMC"), with which he has   and AMA--1994
 been associated with since
 prior to 1996.

Ruth Block,**+ Director, 70... ACM I--1987          2003        1,445 ACM I
 Formerly an Executive Vice    ACM IV and V--   (Class Three)   4,540 ACM V
 President and Chief Insurance 1988 AWDGF--                     3,000 ACM VIII
 Officer of The Equitable;     1992 ACM VIII                    3,000 AWDGF
 Chairman and Chief Executive  and AWDGF II--                   1,833 AMA
 Officer of Evlico; a Director 1993 ACM VII
 of Avon, Tandem Financial     and AMA--1994
 Group and Donaldson, Lufkin &
 Jenrette Securities
 Corporation. She is a
 Director of Ecolab
 Incorporated (specialty
 chemicals) and BP Amoco
 Corporation (oil and gas).

David H. Dievler,** +          ACM I--1987         2004++       2,193 ACM I
 Director, 71................. ACM IV and V--    (Class One)      200 ACM IV
 Independent Consultant. Until 1988 AWDGF--   (ACM VIII, AWDGF, 1,000 AWDGF II
 December 1994 he was Senior   1992 ACM VIII    AWDGF II and      700 AMA
 Vice President of ACMC        and AWDGF II--       AMA)
 responsible for mutual fund   1993 ACM VII
 administration. Prior to      and AMA--1994        2002
 joining ACMC in 1984 he was                     (Class Two)
 Chief Financial Officer of                     (ACM I, IV, V
 Eberstadt Asset Management                       and VII)
 since 1968. Prior to that he
 was a Senior Manager at Price
 Waterhouse & Co., member of
 American Institute of
 Certified Public Accountants
 since 1953.

-----------
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of each of the Funds because of an affiliation with each of the Funds' investment adviser, Alliance Capital Management L.P. (the "Adviser").
**  Member of the Audit Committee.
+   Member of the Nominating Committee.
++  If re-elected at the Meeting.

                                                                  Number of
                                                                    shares
                                                                of the Funds'
                                                                 common stock
                                                                 beneficially
  Name, positions and offices                                       owned
      with the Funds, age,                                       directly or
     principal occupations                                        indirectly
        during the past            Year first    Year term as       as of
         five years and              became      Director will   December 29,
      other directorships          a Director       expire           2000
  ---------------------------    -------------- --------------- --------------
John H. Dobkin,** + Director,    AWDGF--1992        2004++      377 AWDGF II
 58............................. ACM VIII and     (Class One)   610 AMA
 Consultant. Formerly he was a   AWDGF II--1993  (ACM I, IV, V
 Senior Adviser (June 1999-June  AMA--1994         and VII)
 2000) and President (December   ACM I, IV, V
 1989-May 1999) of Historic      and VII--1998       2002
 Hudson Valley (historic                          (Class Two)
 preservation) since prior to                     (ACM VIII,
 1996. Previously, he was                       AWDGF, AWDGF II
 Director of the National                          and AMA)
 Academy of Design.

William H. Foulk, Jr.,**         AWDGF--1992         2002       1,397 ACM I
 +Director, 68.                  ACM VIII and     (Class Two)   521 ACM IV
 Investment Adviser and          AWDGF II--1993                 500 ACM V
 Independent Consultant. He was  AMA--1994                      400 ACM VII
 formerly Senior Manager of      ACM I, IV, V                   500 ACM VIII
 Barrett Associates, Inc., a     and VII--1998                  500 AWDGF
 registered investment adviser,                                 500 AWDGF II
 with which he had been                                         800 AMA
 associated since prior to 1996.
 He is a former Deputy
 Comptroller of the State of New
 York and, prior thereto, Chief
 Investment Officer of the New
 York Bank for Savings.

Dr. James M. Hester,** +
 Director, 76................... ACM I--1987         2002       1,419 ACM I
 President of The Harry Frank    ACM IV and       (Class Two)   815 ACM IV
 Guggenheim Foundation, with     V--1988                        700 ACM V
 which he has been associated    AWDGF--1992                    950 AWDGF
 since prior to 1996. He was     ACM VIII and                   860 AMA
 formerly President of New York  AWDGF II--1993
 University and the New York     ACM VII and
 Botanical Garden, Rector of the AMA--1994
 United Nations University and
 Vice Chairman of the Board of
 the Federal Reserve Bank of New
 York.

Clifford L. Michel,** +          ACM I--1987        2004++      2,795 ACM I
 Director, 61................... ACM IV and V--   (Class One)   1,000 ACM IV
 Member of the law firm of       1988                           1,000 ACM V
 Cahill Gordon & Reindel, with   AWDGF--1992                    1,000 ACM VII
 which he has been associated    ACM VIII and                   1,000 ACM VIII
 since prior to 1996. He is      AWDGF II--1993                 1,000 AWDGF
 President, Chief Executive      ACM VII and                    1,000 AWDGF II
 Officer and Director of Wenonah AMA--1994                      1,500 AMA
 Development Company
 (investments) and a Director of
 Placer Dome, Inc. (mining).

-----------
**  Member of the Audit Committee.
+   Member of the Nominating Committee.
++  If re-elected at the Meeting.

                                                              Number of shares
  Name, positions and                                          of the Funds'
        offices                                                 common stock
  with the Funds, age,                                       beneficially owned
 principal occupations                                          directly or
    during the past        Year first                            indirectly
     five years and          became         Year term as           as of
  other directorships      a Director   Director will expire December 29, 2000
 ---------------------   -------------- -------------------- ------------------
Donald J. Robinson,** +  ACM I, IV, V,         2004++          2,150 ACM V
 Director, 66........... VII                 (Class One)       1,500 ACM VIII
 Senior Counsel of the   and VIII,                             3,731 AMA
 law firm of Orrick,     AWDGF,
 Herrington & Sutcliffe  AWDGF II and
 LLP since prior to      AMA--1996
 1996. He was formerly a
 senior partner and a
 member of the Executive
 Committee of that firm.
 He was also a member of
 the Municipal
 Securities Rulemaking
 Board and a Trustee of
 the Museum of the City
 of New York.

-----------
**  Member of the Audit Committee.
+   Member of the Nominating Committee.
++  If re-elected at the Meeting.

  It is the policy of the Boards of Directors of all registered investment companies to which the Adviser provides investment advisory services, including the Funds (collectively, the "Alliance Fund Complex"), that each Director will invest specified minimum amounts and (in the case of most of the Directors of the Funds) an overall total of at least $150,000 in shares of investment companies within the Alliance Fund Complex.

  During their respective fiscal years ended in 2000, the Boards of Directors of ACM VII, AWDGF, AWDGF II and AMA met six times, the Boards of Directors of ACM V and ACM VIII met seven times, and the Boards of Directors of ACM I and ACM IV met eight times. The Audit Committee of each Fund meets during the fiscal year for the purposes set forth in the Audit Committee Charter attached as Appendix A. The Audit Committees of ACM I, ACM V, ACM VII, ACM VIII, AWDGF, AWDGF II and AMA each met two times during each Fund's most recently completed respective fiscal year. The Audit Committee of ACM IV met three times during the Fund's most recently completed fiscal year. The Nominating Committee of each Fund did not meet during each Fund's respective fiscal year ended in 2000. Both the Audit Committees and the Nominating Committees are standing committees of the Board. The Nominating Committees were constituted for the purpose of reelecting and nominating persons to fill any vacancies on the Board of Directors and do not currently consider for nomination candidates proposed by stockholders for election as Directors.

  In accordance with the rules of the New York Stock Exchange, the Boards of Directors have determined that the members of the Audit Committees are independent as defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual.

  A Fund does not pay any fees to, or reimburse expenses of, any Director during a time when such Director is considered an "interested person" of the Fund, as defined in the Act. The aggregate compensation paid by each Fund to each of its Directors during its respective fiscal year ended in 2000, the aggregate compensation paid to each of the Directors during calendar year 2000 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                            Total Number of
                                                            Total Number of   Investment
                                                              Investment      Portfolios
                                                             Companies in     within the
                                                             the Alliance    Alliance Fund
                                                             Fund Complex,     Complex,
                            Aggregate    Total Compensation  including the   including the
                          Compensation   from the Alliance   Funds, as to    Funds, as to
                         from each Fund    Fund Complex,       which the       which the
                           during its      including the     Director is a   Director is a
                           Fiscal Year     Funds, during      Director or     Director or
Name of Director          Ended in 2000  Calendar Year 2000    a Trustee       a Trustee
----------------         --------------- ------------------ --------------- ---------------
John D. Carifa.......... $-0-                      $    -0-        35             103

Ruth Block.............. $3,980 ACM I              $155,737        34              80
                         $3,855 ACM IV
                         $3,855 ACM V
                         $3,704 ACM VII
                         $4.029 ACM VIII
                         $4,742 AWDGF
                         $4,198 AWDGF II
                         $3,841 AMA

David H. Dievler........ $4,088 ACM I              $223,025        40              86
                         $4,338 ACM IV
                         $3,963 ACM V
                         $3,812 ACM VII
                         $4,512 ACM VIII
                         $4,850 AWDGF
                         $4,320 AWDGF II
                         $3,949 AMA

John H. Dobkin.......... $4,089 ACM I              $187,175        37              83
                         $4,338 ACM IV
                         $3,963 ACM V
                         $3,813 ACM VII
                         $4,512 ACM VIII
                         $4,851 AWDGF
                         $4,320 AWDGF II
                         $3,950 AMA

                                                                            Total Number of
                                                            Total Number of   Investment
                                                              Investment      Portfolios
                                                             Companies in     within the
                                                             the Alliance    Alliance Fund
                                                             Fund Complex,     Complex,
                            Aggregate    Total Compensation  including the   including the
                          Compensation   from the Alliance   Funds, as to    Funds, as to
                         from each Fund    Fund Complex,       which the       which the
                           during its      including the     Director is a   Director is a
                           Fiscal Year     Funds, during      Director or     Director or
Name of Director          Ended in 2000  Calendar Year 2000    a Trustee       a Trustee
----------------         --------------- ------------------ --------------- ---------------
William H. Foulk, Jr.... $4,086 ACM I              $220,737        41              99
                         $4,336 ACM IV
                         $3,961 ACM V
                         $3,810 ACM VII
                         $4,510 ACM VIII
                         $4,848 AWDGF
                         $4,320 AWDGF II
                         $3,947 AMA

Dr. James M. Hester..... $4,090 ACM I              $171,137        35              81
                         $4,339 ACM IV
                         $3,964 ACM V
                         $3,813 ACM VII
                         $4,513 ACM VIII
                         $4,852 AWDGF
                         $4,320 AWDGF II
                         $3,951 AMA

Clifford L. Michel...... $4,090 ACM I              $171,137        35              83
                         $4,339 ACM IV
                         $3,962 ACM V
                         $3,811 ACM VII
                         $4,325 ACM VIII
                         $4,851 AWDGF
                         $4,320 AWDGF II
                         $3,950 AMA

Donald J. Robinson...... $4,087 ACM I              $160,776        37              93
                         $4,337 ACM IV
                         $3,962 ACM V
                         $3,811 ACM VII
                         $4,511 ACM VIII
                         $4,849 AWDGF
                         $3,954 AWDGF II
                         $3,948 AMA

  As of December 29, 2000, each of the Directors of each Fund owned less than 1% of the shares of such Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of each such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

  The Boards of Directors recommend that the stockholders of each Fund vote "FOR" the election of the foregoing nominees to serve as Directors of their Fund.

                                 PROPOSAL TWO

                         RATIFICATION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

  The Boards of Directors of ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF and AWDGF II recommend that the stockholders of each Fund ratify the selection of Ernst & Young LLP, independent accountants, to audit the accounts of each such Fund for the fiscal year ending March 31, 2001 (AWDGF II), July 31, 2001 (ACM IV), August 31, 2001 (ACM V), September 30, 2001 (ACM VIII), October 31, 2001 (ACM VII and AWDGF), and December 31, 2001 (ACM I). In addition, the Board of Directors of AMA recommends that the stockholders of the Fund ratify the selection of PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending September 30, 2001. The selection of both Ernst & Young LLP and PricewaterhouseCoopers LLP was approved by the vote, cast in person, of a majority of the Directors of each Fund, including a majority of the Directors who are not "interested persons" of each Fund, as defined in the Act, at meetings held on July 19, 2000 (ACM IV, ACM V and ACM VIII), July 20, 2000 (AMA), September 7, 2000 (ACM I, ACM VII and AWDGF) and January 18, 2001 (AWDGF II). With respect to each Fund, the affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection.

  Ernst & Young LLP has audited the accounts of ACM I, ACM IV, ACM VII, ACM VIII, AWDGF and AWDGF II since the commencement of each Fund's operations, and of ACM V since its fiscal year ending August 31, 1990, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Funds. PricewaterhouseCoopers LLP has audited the accounts of AMA since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. Representatives of Ernst & Young LLP and PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.

  The Audit Committee of the Board of Directors of each Fund will normally meet three times during each full fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter attached as Appendix A.

Audit Committee Report

  Each Fund's Board of Directors has adopted a written charter for the Fund's Audit Committee. The purposes of each Fund's Audit Committee are set forth in the Fund's Audit Committee Charter, a form of which is included as Appendix A. The role of each Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

  In the performance of its oversight function, the Audit Committee of each Fund has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee of each Fund has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee of each Fund also considered whether the provision by the Fund's independent accountants of non-audit services to the Fund, and of professional services to the Adviser and affiliates of the Adviser that provide services to the Fund, is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee of each Fund has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants, the independent accountant's independence.

  The members of the Funds' Audit Committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committees rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committees' oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not assure that the audits of the Funds' financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Funds' accountants are in fact "independent".

  Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee of each Fund referred to above and in the Audit Committee Charters, the Audit Committee of each Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committees of the Boards of Directors

  Ruth Block                       Dr. James M. Hester
  David H. Dievler                 Clifford L. Michel
  John H. Dobkin                   Donald J. Robinson
  William H. Foulk, Jr.            Robert C. White*
-----------
* Mr. White retired from the Board of Directors of each Fund as of December 31, 2000.

Independent Accountants' Fees

  The following table sets forth the aggregate fees billed by the independent accountants for each Fund's most recent fiscal year for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to stockholders;
(ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund; and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Adviser that provide services to the Fund.

                                              Financial Information
                                               Systems Design and
                                   Audit Fees Implementation Fees*  Other Fees*
                                   ---------- --------------------- -----------
ACM Government Income
  Fund, Inc.......................  $56,000           $-0-          $  957,945
ACM Government Opportunity
  Fund, Inc.......................  $38,000           $-0-          $  616,918
ACM Managed Income Fund, Inc......  $40,000           $-0-          $  635,278
ACM Municipal Securities Income
  Fund, Inc.......................  $41,000           $-0-          $  726,218
ACM Managed Dollar Income Fund
  Inc. ...........................  $50,000           $-0-          $  591,200
Alliance World Dollar Government
  Fund, Inc.......................  $50,000           $-0-          $  693,871
Alliance World Dollar Government
  Fund II, Inc....................  $50,000           $-0-          $  649,860
Alliance All Market Advantage
  Fund, Inc.......................  $35,000           $-0-          $1,414,388

-----------
* Substantially all of the fees reflected are comprised of amounts billed to the Adviser and its affiliates. Because these fees are presented based on each Fund's most recent fiscal year, and because the fiscal years of the Funds overlap, the fees listed are not cumulative. In other words, the same fee may be reflected in more than one Fund's listing.

  The Boards of Directors of ACM I, ACM IV, ACM V, ACM VII, ACM VIII, AWDGF and AWDGF II recommend that the stockholders vote "FOR" the ratification of the selection of Ernst & Young LLP as independent accountants for their Fund. The Board of Directors of AMA recommends that the stockholders of the Fund vote "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund.

                   INFORMATION AS TO THE INVESTMENT ADVISER
                      AND THE ADMINISTRATORS OF THE FUNDS

  Each Fund's investment adviser is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The administrator for ACM I is Mitchell Hutchins Asset Management Inc., with principal offices at 1285 Avenue of the Americas, New York, New York 10019. The administrator for ACM IV, ACM VII,

AWDGF, AWDGF II and AMA is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Prudential Investments Fund Management LLC, with principal offices at Gateway Center 3, Newark, New Jersey 07102, serves as sub-administrator for ACM VII. The administrator for ACM V and ACM VIII is Princeton Administrators, L.P., with principal offices at 500 College Road East, Princeton, New Jersey 08540.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and officers of each Fund and the Directors of ACMC, among others, file with the Commission and the NYSE initial reports of ownership and reports of changes in ownership of shares of the Funds. For each Fund's fiscal year ended in 2000, all such reports were timely filed.

                                 OTHER MATTERS

  Management of each Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the best discretion of the person or persons voting the proxies.

  According to information filed with the Commission, as of March 7, 2000, Aon Corporation, Aon Advisors, Inc., Combined Insurance Company of America and Virginia Surety Company, Inc., each with an address of 123 North Wacker Drive, Chicago, Illinois 60606, beneficially owned an aggregate of 4,635,536 shares, or 35.5%, of the outstanding common stock of ACM IV.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of a Fund must be received by the Fund by October 12, 2001 for inclusion in such Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with each Fund's By-laws.

  The persons named as proxies for the 2002 Annual Meeting of Stockholders will with respect to the proxies in effect at the meeting have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 26, 2001, (or such earlier date as may be specified by an advance notice provision in the Fund's By-laws). If a Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                            REPORTS TO STOCKHOLDERS

  Each Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and, if applicable, such Fund's subsequent semi-annual report to stockholders, upon request and without charge. To request a copy, please call Alliance Fund Services at (800) 227-4618 or write to Gary Beckham at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                                      By Order of the Boards of Directors,

                                      Edmund P. Bergan, Jr.
                                      Secretary

February 9, 2001
New York, New York

                                                                     Appendix A
                            AUDIT COMITTEE CHARTER
                                      For
            Registered Investment Companies in the Alliance Complex

I. Composition of the Audit Committee: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company or any investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent that may interfere with the exercise of his or her independence from management and the Company and, with respect to his or her relationship to the Company, may otherwise satisfy any applicable membership requirements of stock exchange or Nasdaq rules, as such requirements are interpreted by the Board of Directors in its business judgment.*

II. Purpose of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

  1. in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or an behalf of the Company;
  2. in its oversight of the Company's financial statements and the independent audit thereof;
  3. in selecting (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement),
-----------
* The New York Stock Exchange's rules require that the Audit Committee members have no relationship with the Company that may interfere with their independence. More specifically, the standards restrict the eligibility of people with certain relationships from membership on the Audit Committee. Notably, a director who is an employee, including an executive officer, of the Company or any of its affiliates may not serve on the Audit Committee until three years after termination of the employment, and a director who is a partner, controlling shareholder, or executive officer of an entity that has a business relationship with the Company may not serve on the Audit Committee unless the board of directors of the Company determines that such relationship will not interfere with the director's independence.
     The New York Stock Exchange rules also require that (i) each Audit Committee member be financially literate and (ii) at least one member of the Audit Committee have accounting or related financial management expertise. Each of these qualifications is subject to the interpretation of the Company's board of directors in its business judgment. The Company is required to regularly provide certifications to the New York Stock Exchange regarding its compliance with the Audit Committee rules.
     The SEC's proxy rules require closed-end investment companies listed on the NYSE or AMEX, or quoted on Nasdaq, to disclose in their proxy statements relating to the election of directors whether the committee members are independent under the applicable stock exchange or Nasdaq rules, and, if not independent, the nature of the relationship and the reasons the board appointed the non-independent director.

      evaluating and, where deemed appropriate, replacing the independent accountants; and
  4.  in evaluating the independence of the independent accountants.

  The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company, and the members of the Audit Committee are neither acting as, nor do they represent themselves to be acting as, accountants, auditors or experts in the fields of accounting or auditing. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

  The independent accountants for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

  The Audit Committee shall also be responsible for ensuring that the independent accountants submit to the Company annually a formal written statement delineating all relationships between the independent accountants and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the Company's investment adviser, sub-adviser, administrator, sub-administrator, custodian, principal underwriter or transfer agent or other service providers, and such other investment companies advised by the Company's investment adviser, as the Audit Committee may specify.

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to consider the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the independent accountants to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or of any service provider, outside counsel to the Company or to the independent directors, or representatives of the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following responsibilities and powers:
  1.  with respect to the independent accountants,

    (i) to provide advice to the Board of Directors in selecting, evaluating or replacing the independent accountants;

    (ii) to review the fees charged by the independent accountants for the performance of audit and non-audit services to the Company;

    (iii) to ensure that the independent accountants prepare and deliver annually a Statement as to Independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent accountants' independence; and

    (iv) to instruct the independent accountants that the independent accountants are ultimately accountable to the Board of Directors and Audit Committee;
  2. with respect to financial reporting principles and policies and related controls and procedures,

    (i) to advise management and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

    (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent accountants required by generally accepted auditing standards, as they may be modified or supplemented, including reports and communications related to:

      . deficiencies noted in the audit in the design at operation of related controls;

      .   consideration of fraud in a financial statement audit;

      .   detection of illegal acts;

      . the independent accountants' responsibility under generally accepted auditing standards;

      .   significant accounting policies;

      .   management judgments and accounting estimates;

      . adjustments recorded and unadjusted differences arising from the audit;

      . the responsibility of the independent accountants for other information in documents containing audited financial statements;

      .   disagreements with management;

      . consultation by management with other independent accountants;

      . major issues discussed with management prior to retention of the independent accountants;

      . difficulties encountered with management in performing the audit; and

      . the independent accountant's judgments about the quality of the Company's accounting principles;

    (iii)  to meet with management and/or the independent accountants:

      . to discuss the scope of the annual audit or any audit or review of interim financial statements;
      .   to discuss the audited financial statements;

      . to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

      . to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board of Directors and shareholders;

      . to discuss allocations of expenses between the Company and other entities and, if applicable, among different series of the Company and among different classes of shares of the Company;

      . to discuss the Company's compliance with Subchapter M and, if applicable, Subchapter L*, of the Internal Revenue Code of 1986, as amended;

      . to discuss the Company's compliance with Rule 2a-7* of the Investment Company Act of 1940, to the extent that such Rule applies to the Company;

      . to discuss with management and the independent accountants their respective procedures to assess the representativeness of securities prices provided by external pricing services;

      . to discuss with independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

      .   to discuss with management and the independent accountants any reports issued by independent accountants regarding the Company's transfer, custody and accounting agents;
-----------
*Subchapter L is relevant only to investment companies that sell their shares to insurance company separate accounts.
* Rule 2a-7 applies only to money market funds.

      . to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

      . to discuss significant changes to the Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

      . to discuss significant changes to auditing principles and to auditing policies, controls, procedures and practices contemplated by the independent accountants;

      . to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

    (iv) to discuss with the Company and its legal advisors any significant legal matters that may have a material effect on the financial statements; and

  3.  with respect to reporting, recommendations and other matters,

    (i) to provide advice to the Board of Directors in electing the principal accounting officer of the Company;

    (ii) to provide any report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;*

    (iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

    (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee : The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.
-----------
* Closed-end investment companies must include in their proxy statements relating to the election of directors a signed report of the Audit Committee in which the Audit Committee states whether it has (i) reviewed and discussed the audited financial statements, (ii) discussed the matters to be discussed under SAS 61 and (iii) received from and discussed with the independent accountants their Statement as to Independence. The report must also include a statement as to whether, based on these three items, the Audit Committee recommended to the board of directors the inclusion of the audited financial statements in the Company's annual report required by
  (S)30(e) of the Investment Company Act.

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




                      [This Page Intentionally Left Blank]

TABLE OF CONTENTS                                                          Page
-------------------------------------------------------------------------------
Introduction..............................................................   1

Proposal One: Election of Directors.......................................   4

Proposal Two: Ratification of Selection of Independent Accountants........  11

Information as to the Investment Adviser and the Administrators of the
  Funds...................................................................  14

Other Matters.............................................................  15

Submission of Proposals for the Next Annual Meeting of Stockholders.......  15

Reports to Stockholders...................................................  16

Appendix A................................................................ A-1

                        ACM Government Income Fund, Inc.

                     ACM Government Opportunity Fund, Inc.

                         ACM Managed Income Fund, Inc.

                   ACM Municipal Securities Income Fund, Inc.

                      ACM Managed Dollar Income Fund, Inc.

                  Alliance World Dollar Government Fund, Inc.

                 Alliance World Dollar Government Fund II, Inc.

                    Alliance All-Market Advantage Fund, Inc.


--------------------------------------------------------------------------------


                           [LOGO OF ALLIANCE CAPITAL]
                        Alliance Capital Management L.P.
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NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT
MARCH 8, 2001




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PROXY    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.     PROXY

         PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
            STOCKHOLDERS TO BE HELD ON MARCH 8, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF THE CORPORATION

The undersigned stockholder of Alliance World Dollar Government Fund II, Inc., a Maryland corporation (the "Corporation"), hereby instructs each of Carol H. Rappa and Christina A. Santiago, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on March 8, 2001 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE AS REGARDS A PARTICULAR PROPOSAL OR OTHER MATTERS, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION (PROPOSAL TWO), "FOR" ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING WITH RESPECT TO ANY PROPOSAL DESCRIBED IN THE PROXY STATEMENT IN THE EVENT THAT SUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS ARE NOT TIMELY RECEIVED, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.



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             Please refer to the Proxy Statement for
             a discussion of each of the Proposals.

      PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
 AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?            DO YOU HAVE ANY COMMENTS?


__________________________________   ____________________________

__________________________________   ____________________________

__________________________________   ____________________________



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         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II, INC.

Mark box at right if an address change
or comment has been noted on the
reverse side of this card.  /   /

    Your Board of Directors urges you
    to vote "FOR" the election of all
    Nominees and "FOR" Proposal Two.

                                    Please mark votes as in this example: /X/
1.  Election of Directors               FOR ALL                      FOR ALL
                                        NOMINEES       WITHHOLD      EXCEPT
                                        /      /       /      /      /     /
    Class One Nominees
    (terms expire 2004):

    (01) David H. Dievler           NOTE: If you do not wish your shares
    (02) Clifford L. Michel         voted "FOR" any particular Nominee, mark
    (03) Donald J. Robinson         the "For All Except" box and strike a
                                    line through the name(s) of the
                                    Nominee(s).  Your shares will be voted
                                    for the remaining Nominee(s).


CONTROL NUMBER:

2.  Ratification of the selection of       FOR       AGAINST      ABSTAIN
    Ernst & Young LLP as the             /     /     /     /      /     /
    independent auditors for the
    Corporation for the fiscal year
    ending March 31, 2001.

3.  In their discretion upon any
    other matters that may properly
    come before the Annual Meeting
    or any postponement or
    adjournment thereof, as
    described in the Proxy
    Statement.


                                      Please be sure to sign and date this
                                      Proxy.

                                       ______________________________________
                                       Stockholder sign here

                                       ______________________________________
                                       Co-owner sign here




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                                       Date _______________, 2001


RECORD DATE SHARES:

















































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